ANNUAL REPORT

         June 30, 2002

[GRAPHIC OMITTED]
Aberdeen

Phoenix-Aberdeen Worldwide Opportunities Fund


[GRAPHIC OMITTED]
PHOENIX
INVESTMENT PARTNERS, LTD.
A MEMBER OF THE PHOENIX COMPANIES, INC.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO OMITTED]

      We are pleased to provide this annual report for Phoenix-Aberdeen Worldwide Opportunities Fund for the 12 months ended June 30, 2002. On the following pages, the fund's portfolio management team review events over the last year that affected performance and provide an overview of the fund's investment strategy. We believe you will find these comments informative.

      As a firm, Phoenix Investment Partners has always encouraged investors to use a variety of styles and strategies to mitigate the pain associated with volatile markets. A diversified portfolio can help to offer protection by spreading investment risk across a broad spectrum of investment styles and asset classes. Less overlap or redundancy in a portfolio should translate into lower volatility and greater opportunity to participate in whatever style or asset class is currently in favor. Of course, diversification itself does not guarantee against a loss, and there can be no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

      We recognize that it is important for investors to succeed in reaching their personal financial goals within the context of their risk tolerance and investment horizon. Your financial advisor can show you the benefits of asset allocation to help you shape an investment plan to meet your needs. Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals. To learn more about the markets and investing, ask your financial advisor to share Phoenix's exclusive "Investing Perspectives" presentation.

      If you have any questions about your account, please contact your financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574, option 4. To obtain current mutual fund prices and performance information, go to www.PhoenixInvestments.com and select INDIVIDUAL INVESTORS to enter the "Investor Center." Take advantage of our new Investor Resources, including educational, tax and retirement topics. And now it's easier to access your account, get current prices and portfolio information, print service forms and view prospectuses.

Sincerely,


/S/ PHILIP R. MCLOUGHLIN


Philip R. McLoughlin

JUNE 30, 2002


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          Mutual  funds are not insured by the FDIC;  are not deposits or other  obligations  of a bank and are not guaranteed by a
          bank;  and  are  subject  to  investment  risks,   including
          possible loss of the principal invested.
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                                                                               1

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

A DISCUSSION WITH THE FUND'S INVESTMENT MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities throughout the world. The fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THE VERY DEPRESSED MARKET CONDITIONS THAT HAVE BEEN OCCURRED IN THE PAST 12 MONTHS?

A: For the 12 months ended June 30, 2002, Class A shares fell 10.35%, Class B shares declined 10.90% and Class C shares were down 11.06% compared with a decline of 15.22% for the fund's benchmark index, the MSCI World Index SM (net of foreign withholding taxes) 1. All performance figures assume reinvestment of distributions, and exclude the effect of sales charges. Past performance is no guarantee of future results.

Q: WHAT HELPED THE FUND OUTPERFORM THE BENCHMARK DURING THIS DIFFICULT PERIOD FOR WORLD MARKETS, AND WHAT CHANGES WERE MADE TO THE ASSET ALLOCATION AND PORTFOLIO DURING THE YEAR?

A: The fund again benefited throughout the year by having a low exposure in the U.S. to the technology sector. The portfolio also continued to have a heavier weighting toward more defensive U.S. sectors, such as food and tobacco. Indeed, two of the fund's largest holdings during the period were Kraft and Philip Morris, both of which have performed well in these difficult times.

      The main change in strategy from an asset allocation stance was to increase the weighting towards the Asia ex Japan region. It has been central to our view that Asia ex Japan would benefit most from a global economic recovery, partly due to the large export base. Moreover, domestic demand is starting to increase in this region for the first time since before the currency crisis in the late 1990s. Valuations are compelling and expectations are not overly optimistic, presenting a compelling investment argument for this region. Within Asia ex Japan, we have added Samsung Electronics to participate in the export rebound we expect, and also Kookmin Bank to benefit from a pickup in domestic demand in Korea, which we also expect.

      The macroeconomic picture has been suggestive of a typical rebound, albeit of a moderate nature. While equity markets have remained very volatile, we have added a number of stocks with a pro-cyclical bias in order to capture this anticipated upswing. We have added BASF in Germany and a number of industrial cyclical names, such as Alcoa and Boeing in the United States. We retain a pro-cyclical bias going forward in the belief that the economic improvement will translate into an improved earnings environment, and this remains central to our investment thesis at this time.

      Within the other major global sectors, the portfolio is neutral in energy as the wild fluctuations in the oil price make it difficult to argue taking a



1 THE MSCI (MORGAN STANLEY CAPITAL INTERNATIONAL) WORLD INDEX SM (NET) MEASURES
  TOTAL-RETURN MARKET-VALUE-WEIGHTED AVERAGE PERFORMANCE OF SECURITIES LISTED ON THE STOCK EXCHANGES OF 23 COUNTRIES, INCLUDING THE U.S. AND CANADA. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

positive stance one way or the other. The fund is underweight in consumer staples, where it is our belief that valuations are at the high end of historical levels after two years of significant out-performance. The pharmaceutical sector has had a torrid time of late due to patent expirations, a more stringent FDA in the U.S. and lack of new product pipeline. The fund has been considerably underweight in this underperforming sector, and we have begun to reduce the underweighting by adding to names, such as GlaxoSmithKline, given the recent bout of weakness. The fund is overweight in banking stocks (particularly domestic oriented banks), which have been benefiting from the low interest rate environment, resulting in increased demand for mortgages and loans.

      Another theme that has been prominent in our strategy is to avoid companies with high debt or who have aggressively acquired companies through the latter part of the 1990s, and therefore, in general, overpaid for the assets they bought. One area where this strategy has been particularly relevant has been in the TMT (telecoms, media and technology) area.

Q: WHAT FACTORS HAVE MOST AFFECTED THE WORLD MARKETS IN THE PAST YEAR, IN YOUR OPINION?

A: The period under review has been both remarkable and tragic. The events of September 11 dominated the news agenda, further weakening fragile sentiment as economies throughout the world slowed, in part due to the unwinding of the effects of the tech bubble and the bull market of the 1990s.

      The period began with a continuation of the global economic slowdown, which for the first time in many years encompassed all of the major economies in the world, leaving no single "engine" to pick up the slack and drive global growth forward. The capital excesses of the 1990s, in particular towards technology spending, meant that corporations began to cut back as the economy slowed, in order that they might preserve their own earnings forecasts. Thus a vicious circle was born: companies reduced investments towards capital expenditure (particularly towards technology) and also eliminated headcount, so demand for goods waned.

      As a result, capacity utilization fell and pricing power diminished. Ironically, in such an environment, one could be forgiven for thinking that oil prices would be weak from a supply/demand argument. However, this was not the case, and oil prices continued their ascendancy, rising to around US$30 per barrel. The increase in oil prices was attributed to fears of a sustained escalation of global conflicts. Indeed, the price of gold also rallied sharply as investors bought "hard" assets. The sharp move in the oil price provided a further headache for central bankers concerned that the high cost of oil would increase inflationary pressures, therefore reducing the potential for rate cuts, vital to increasing liquidity and restoring confidence.

      Immediately after September 11, equity markets around the world inevitably fell, dropping 20% in the space of two weeks. Central bankers throughout the world, however, must be complimented for their swift and synchronized response to restore confidence by aggressively cutting interest rates. The sharp reduction in interest rates, together with a strong presence of community spirit, has been a powerful driver in allowing the U.S. consumer to almost prop up the U.S. economy single-handed.

As rates fell to multi-year lows, consumers refinanced mortgages, providing extra money for spending. In spite of all the doom and gloom, the power of the U.S. consumer (helped by a friendly Federal Reserve) actually prevented a sharper slowdown than one might have expected.

      The collapse in the equity markets proved to be a catalyst for companies to improve transparency with investors. One by one, the extent of the damage from the previous years' excesses began to unfold, and companies started to reduce expectations for profitability and earnings growth going forward to more realistic levels. This allowed investors to look for bargains, and despite fragile sentiment, the indexes had recouped their September losses by the end of the year.

      And so it was that 2002 began and some sense of normality started to be restored. However, this was to be short-lived, as the extent of the excesses of the 1990s began to unfold, and skeletal bones emerged from the bodies of some of the heavyweight names of corporate America. Revelations started to circulate surrounding the "accounting practices" of Enron, leading to the demise of one of the largest companies in the U.S. and the opening of a Pandora's box of accounting irregularities, which threatened to engulf major corporations as well as their auditors. We have continued to see further problems arising with WorldCom and the treatment of its operating expenses. Moreover, a number of firms, including AOL Time Warner and Vodafone, have been forced to write down the value of assets and the goodwill associated with these assets. These assets were bought in the glory days at significantly higher prices, resulting in a considerable reduction in profitability and a subsequent sharp fall in their share prices. The U.S. government has now stated that it will "come down hard" on those who falsify accounting statements and practices, in a bid to restore investor confidence, which has been badly shaken by a series of corporate scandals.

Q: WHAT IS THE OUTLOOK FOR THE NEAR TERM?

A: It is clear that the global macroeconomic picture has been showing signs of improvement. Indeed, there are indications of a potentially more synchronized upturn than previously expected, with the leading indicators for all major regions having turned positive in the last quarter, suggesting a broadly based industrial production upswing. Interest rates have fallen to historic lows, as policymakers round the world reacted in tandem to reinstall confidence and stimulate growth as a result of the events of September 11. Within the UK and the U.S., these "emergency" rate levels have meant that the consumer has remained buoyant. That said, the tightening cycle has already started, with a number of central banks throughout the world raising rates, notably in Australia, New Zealand, Sweden, Canada and South Korea. The major central banks around the globe have, up until now, been reluctant to raise rates for fear of forestalling a sustained economic recovery; however, with property prices booming in the UK, it is likely that the Bank of England will now raise rates sometime in the third quarter. The ongoing turmoil in equity markets, in part due to the questions pertaining to U.S. corporate accounting practices, may lead to the Federal Reserve holding rates at 1.75% for the remainder of the calendar year.

      Despite prospects of an improving macroeconomic picture, the outlook for corporate profits over the near term remains confusing, constrained by a weak pricing environment, rising unemployment, and ongoing concerns over corporate accounting practices in the U.S. The disconnect between the improving macro data and the poor performance of equity markets remains a major issue at present. Typically, the equity market will look to discount the economic recovery ahead of the actual realization of an improvement in earnings, but, at present, the market appears to be adopting a "wait and see" policy. This lack of conviction in the macro story may be attributable to the disappointment towards the current profit cycle, in particular, within the technology and telecom sectors. On the other hand, U.S. productivity has surged and unit labour costs have declined. If sustained. this could be a very powerful combination in helping to improve margins and boost earnings in the second half of 2002 and 2003.

      Another major risk to the equity markets, at present, remains the threat of geo-political instability, which has undoubtedly led to a rise in the risk premium for equities. The ongoing tensions in the Middle East, the border conflict between Pakistan and India over the Kashmir region, and the continued war of words between the U.S. and Iraq have kept politics high on the news agenda. If we were to see signs of any or all of these abating, then equity markets could surprise on the upside.

      It has been much debated over the past few years that the current account deficit in the U.S. is far too large to be financed by the rest of the world, and the recent weakness in the U.S. dollar, if sustained, could have significant implications for our portfolio strategy going forward. If we were to see a sustained period of weakness in the dollar, positions in Europe, particularly firms that rely on significant sales to the U.S., may have to be reduced in favor of domestic-oriented companies.

      On balance, we expect the pattern of the last few months to continue, with equity markets remaining volatile and stuck in current trading ranges. In the absence of any major geo-political shock, the outlook will be typical of a post-bubble environment, with modest recovery in the near term. Then, as the year progresses and corporate restructuring is completed, real profit growth should be re-established. We remain committed to those companies that continue to show prudent financial management, focusing on those companies with strong balance sheets and sound cash flow.

      We aim to invest in the leading companies in their respective fields, who will benefit from long-term identifiable themes and whose valuation is compelling and not overly expensive in relation to earnings growth potential.

                                                                    JULY 8, 2002

Phoenix-Aberdeen Worldwide Opportunities Fund

  TOTAL RETURNS 1                                                                                    PERIOD ENDING 6/30/02

                                                                                           INCEPTION     INCEPTION
                                                      1 YEAR       5 YEARS      10 YEARS   TO 6/30/02       DATE
                                                     --------    -----------   ----------  ----------    ---------
        Class A Shares at NAV 2                      (10.35)%       4.04%         9.76%       --                --
        Class A Shares at POP 3                      (15.51)        2.81          9.11        --                --
        Class B Shares at NAV 2                      (10.90)        3.27            --        6.47%        7/15/94
        Class B Shares with CDSC 4                   (14.45)        3.27            --        6.47         7/15/94
        Class C Shares at NAV 2                      (11.06)          --            --       (2.05)       12/16/98
        Class C Shares with CDSC 4                   (11.06)          --            --       (2.05)       12/16/98
        MSCI World (Net) Index 8                     (15.22)        0.52          7.79      Note 5          Note 5
        S&P 500 Stock Index 9                        (17.98)        3.71         11.46      Note 6          Note 6

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 6.23% for Class B (since 7/31/94) and (5.43)% for Class C
  (since 12/31/98).
6 Index performance is 12.26% for Class B (since 7/15/94) and (3.21)% for Class
  C (since 12/16/98).
7 This chart illustrates POP returns on Class A Shares for ten years. Returns on
  Class B and Class C Shares will vary due to differing sales charges.
8 The MSCI World (Net) Index (Morgan Stanley Capital International World (Net)
  Index) is an unmanaged, commonly used measure of global stock market total return performance. The Index's performance does not reflect sales charges.
9 The S&P 500 Index is an unmanaged commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                          PERIODS ENDING 6/30


                                 [GRAPH OMITTED]
                  DATA POINTS FOR EDGAR PURPOSES ARE AS FOLLOW:

                       Phoenix-Aberdeen
                          Worldwide
                        Opportunities
                            Fund                MSCI World          S&P 500
                          Class A 7            (Net) Index 8        Index 9
6/30/92                   $ 9,425                $10,000            $10,000
6/30/93                    10,501                 11,675             11,361
6/30/94                    13,385                 12,871             11,513
6/30/95                    14,259                 14,244             14,519
6/28/96                    17,309                 16,871             18,311
6/30/97                    19,628                 20,628             24,674
6/30/98                    25,801                 24,141             32,150
6/30/99                    28,097                 27,923             39,451
6/30/00                    31,327                 31,328             42,377
6/29/01                    26,687                 24,969             36,089
6/28/02                    23,924                 21,170             29,599

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 6/30/92 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

  COUNTRY WEIGHTINGS                                                     6/30/02

As a percentage of equity holdings

                                 [GRAPH OMITTED]
                  DATA POINTS FOR EDGAR PURPOSES ARE AS FOLLOW:

                        United States               44%
                        Japan                       11
                        United Kingdom               9
                        France                       6
                        Switzerland                  5
                        Italy                        4
                        Netherlands                  4
                        Other                       17

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

   TEN LARGEST HOLDINGS AT JUNE 30, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Kookmin Bank ADR                                                        1.9%
    LEADING KOREAN BANK IN CORPORATE AND RETAIL BANKING
 2. ENI SpA                                                                 1.4%
    PRIMARY BUSINESS IS EXPLORATION AND PRODUCTION OF OIL AND NATURAL GAS
 3. Comerica, Inc.                                                          1.3%
    REGISTERED REGIONAL BANK HOLDING COMPANY
 4. Allstate Corp. (The)                                                    1.3%
    SECOND LARGEST U.S. CAR AND HOME INSURER
 5. Prudential Financial, Inc.                                              1.2%
    FINANCIAL SERVICES PROVIDER
 6. Danske Bank A/S                                                         1.2%
    LARGEST BANK IN DENMARK, OFFERING A WIDE RANGE OF FINANCIAL SERVICES


 7. Union Pacific Corp.                                                     1.2%
    PARENT COMPANY OF THE UNION PACIFIC RAILROAD AS WELL AS LOGISTICS AND TECHNOLOGIES COMPANIES
 8. Alcoa, Inc.                                                             1.2%
    PRODUCES A WIDE RANGE OF ALUMINUM PRODUCTS
 9. HSBC Holdings plc                                                       1.1%
    ONE OF THE LARGEST BANKING AND FINANCIAL SERVICES ORGANIZATIONS IN THE WORLD WITH OVER 7,000 OFFICES IN 81 COUNTRIES
10. Cendant Corp.                                                           1.1%
    CONSUMER SERVICES COMPANY OFFERING REAL ESTATE, TRAVEL, VEHICLE AND HOSPITALITY DISTRIBUTION SERVICES


                          INVESTMENTS AT JUNE 30, 2002


                                                      SHARES       VALUE
                                                     --------   ------------
COMMON STOCKS--43.0%

UNITED STATES--43.0%
Aetna, Inc. (Managed Health Care) ..................   20,000   $    959,400
Alcoa, Inc. (Aluminum) .............................   48,100      1,594,515
Allstate Corp. (The) (Property & Casualty Insurance)   48,300      1,786,134

American Express Co. (Diversified Financial
Services) ..........................................   25,000        908,000

Aon Corp. (Insurance Brokers) ......................   24,000        707,520
Bank of New York Co., Inc. (The) (Banks) ...........   14,500        489,375
Boeing Co. (The) (Aerospace & Defense) .............   27,000      1,215,000
Bristol-Myers Squibb Co. (Pharmaceuticals) .........   36,300        932,910

Caterpillar, Inc. (Construction, Farm Machinery &
Heavy Trucks) ......................................   30,000      1,468,500

Cendant Corp. (Diversified Commercial Services)(b) .   97,500      1,548,300
ChevronTexaco Corp. (Integrated Oil & Gas) .........    4,000        354,000
Chubb Corp. (The) (Property & Casualty Insurance) ..   15,000      1,062,000
Clorox Co. (The) (Household Products) ..............   17,000        702,950
Comerica, Inc. (Banks) .............................   29,800      1,829,720
Compass Bancshares, Inc. (Banks) ...................   19,000        638,400
CSX Corp. (Railroads) ..............................   38,100      1,335,405
Cullen/Frost Bankers, Inc. (Banks) .................   34,300      1,233,085
Diebold, Inc. (Electronic Equipment & Instruments) .    5,000        186,200
Dominion Resources, Inc. (Electric Utilities) ......    9,000        595,800
Dow Chemical Co. (The) (Diversified Chemicals) .....   34,000      1,168,920

Du Pont (E.I.) de Nemours & Co. (Diversified
Chemicals) .........................................   28,500      1,265,400

Duke Energy Corp. (Electric Utilities) .............   20,100        625,110
Ford Motor Co. (Automobile Manufacturers) ..........   35,400        566,400
Freddie Mac (Diversified Financial Services) .......    7,000        428,400
General Dynamics Corp. (Aerospace & Defense) .......   10,000      1,063,500
Halliburton Co. (Oil & Gas Equipment & Services) ...   53,900        859,166


                                                      SHARES       VALUE
                                                     --------   ------------
UNITED STATES--CONTINUED
HEALTHSOUTH Corp. (Health Care Facilities)(b) ......   66,000   $    844,140
Hilton Hotels Corp. (Hotels, Resorts & Cruise Lines)   45,100        626,890
Honeywell International, Inc. (Aerospace & Defense)    17,700        623,571
Household International, Inc. (Consumer Finance) ...    6,000        298,200
Humana, Inc. (Managed Health Care)(b) ..............   38,800        606,444
Illinois Tool Works, Inc. (Industrial Machinery) ...   15,600      1,065,480
International Paper Co. (Paper Products) ...........   33,000      1,438,140

J.P. Morgan Chase & Co. (Diversified Financial
Services) ..........................................   16,600        563,072

Johnson Controls, Inc. (Auto Parts & Equipment) ....    8,000        652,880
Kimberly-Clark Corp. (Household Products) ..........   20,000      1,240,000

Kraft Foods, Inc. Class A (Packaged Foods and
Meats) .............................................   31,400      1,285,830

Liberate Technologies, Inc. (Internet Software &
Services)(b) .......................................   15,000         39,585

Loews Corp. (Multi-line Insurance) .................   16,000        847,840

Marriott International, Inc. Class A (Hotels,
Resorts & Cruise Lines) ............................   26,600      1,012,130

Mattel, Inc. (Leisure Products) ....................   34,500        727,260

May Department Stores Co. (The) (Department
Stores) ............................................   10,400        342,472

MBIA, Inc. (Property & Casualty Insurance) .........   14,200        802,726
MBNA Corp. (Consumer Finance) ......................   19,400        641,558

Merrill Lynch & Co., Inc. (Diversified Financial
Services) ..........................................   16,000        648,000

Murphy Oil Corp. (Oil & Gas Exploration &
Production) ........................................    4,000        330,000


                        See Notes to Financial Statements                      7

Phoenix-Aberdeen Worldwide Opportunities Fund



                                                      SHARES       VALUE
                                                     --------   ------------
UNITED STATES--CONTINUED
Mylan Laboratories, Inc. (Pharmaceuticals) .........   31,000   $    971,850
Newell Rubbermaid, Inc. (Housewares & Specialties) .   11,000        385,660
NiSource, Inc. (Gas Utilities) .....................   39,700        866,651
Northrop Grumman Corp. (Aerospace & Defense) .......    6,300        787,500
Pacer International, Inc. (Trucking)(b) ............   50,600        872,344
Philip Morris Cos., Inc. (Tobacco) .................   30,100      1,314,768

Prudential Financial, Inc. (Diversified Financial
Services)(b) .......................................   51,400      1,714,704

St. Paul Cos., Inc. (The) (Property & Casualty
Insurance) .........................................   23,000        895,160

Target Corp. (General Merchandise Stores) ..........   18,000        685,800
Textron, Inc. (Industrial Conglomerates) ...........   31,200      1,463,280
Toys "R" Us, Inc. (Specialty Stores)(b) ............   49,100        857,777
TXU Corp. (Electric Utilities) .....................    4,000        206,200
Union Pacific Corp. (Railroads) ....................   25,900      1,638,952
Union Planters Corp. (Banks) .......................   22,050        713,759
United Technologies Corp. (Aerospace & Defense) ....    8,000        543,200
UnumProvident Corp. (Life & Health Insurance) ......   29,900        760,955
UST, Inc. (Tobacco) ................................   32,000      1,088,000

Verizon Communications, Inc. (Integrated
Telecommunication Services) ........................   18,600        746,790

Waste Management, Inc. (Environmental Services) ....   40,000      1,042,000
Wells Fargo & Co. (Banks) ..........................   29,000      1,451,740
WMS Industries, Inc. (Casinos & Gaming)(b) .........   24,000        294,000
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $58,071,171)                                     59,461,418
----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--54.0%

AUSTRALIA--1.0%
QBE Insurance Group Ltd. (Property & Casualty
Insurance) .........................................  376,700      1,404,161

BARBADOS--0.4%
Nabors Industries Ltd. (Oil & Gas Drilling)(b) .....   16,600        585,980

BRAZIL--1.6%
Companhia Paranaense de Energia-Copel ADR
(Electric Utilities) ...............................  100,000        405,000

Companhia Vale do Rio Doce ADR (Diversified Metals
& Mining)(b) .......................................    5,200        143,884

Tele Norte Leste Participacoes SA ADR (Integrated
Telecommunication Services) ........................  100,000        995,000

Unibanco GDR (Banks) ...............................   36,000        594,000
                                                                ------------
                                                                   2,137,884
                                                                ------------

CANADA--0.8%
Four Seasons Hotels, Inc. (Hotels, Resorts & Cruise
Lines) .............................................   22,200      1,041,180


                                                      SHARES       VALUE
                                                     --------   ------------
DENMARK--1.2%
Danske Bank A/S (Banks) ............................  91,000    $  1,675,623

FINLAND--1.3%
Nokia Oyj (Telecommunications Equipment) ...........   82,000      1,200,201
Stora Enso Oyj (Paper Products) ....................   44,930        629,667
                                                                ------------
                                                                   1,829,868
                                                                ------------

FRANCE--5.6%
Assurances Generales de France (Multi-line
Insurance) .........................................   15,470        710,758

Aventis SA (Pharmaceuticals) .......................   20,800      1,473,932
Cap Gemini SA (IT Consulting & Services) ...........    4,640        184,449
Havas Advertising SA (Advertising) .................   94,070        578,804
L'Oreal SA (Household Products) ....................   19,500      1,521,436

Schneider Electric SA (Electrical Components &
Equipment) .........................................   16,520        888,382

TotalFinaElf SA (Oil & Gas Refining, Marketing &
Transportation) ....................................    7,525      1,221,801

Valeo SA (Auto Parts & Equipment) ..................   29,030      1,207,039
                                                                ------------
                                                                   7,786,601
                                                                ------------

GERMANY--1.7%
Allianz AG (Multi-line Insurance) ..................    3,890        779,129
BASF AG (Diversified Chemicals) ....................   20,000        927,380

Bayerische Motoren Werke AG (Automobile
Manufacturers) .....................................   16,090        663,445
                                                                ------------
                                                                   2,369,954
                                                                ------------

HONG KONG--1.2%
Giordano International Ltd. (Apparel Retail) .......1,400,000        861,570
Swire Pacific Ltd. Class B (Multi-Sector Holdings) .1,115,000        821,986
                                                                ------------
                                                                   1,683,556
                                                                ------------

INDIA--0.1%
Videsh Sanchar Nigam Ltd. ADR (Integrated
Telecommunication Services) ........................   16,366         99,833

ITALY--4.1%
ENI SpA (Integrated Oil & Gas) .....................  119,083      1,893,511
Mediaset SpA (Broadcasting & Cable TV) .............  100,000        774,298
Sanpaolo IMI SpA (Banks) ...........................  103,086      1,034,393

Telecom Italia Mobile SpA (Wireless
Telecommunication Services) ........................  159,000        651,684

Telecom Italia SpA (Integrated Telecommunication
Services) ..........................................  168,000      1,315,753
                                                                ------------
                                                                   5,669,639
                                                                ------------


8                       See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund


                                                      SHARES       VALUE
                                                     --------   ------------
JAPAN--10.9%
Fuji Photo Film Co. Ltd. (Leisure Products) ........   32,000   $  1,033,239
Fujikura Ltd. (Electrical Components & Equipment) ..  170,000        619,827
Honda Motor Co. Ltd. (Automobile Manufacturers) ....   30,400      1,232,678
Kao Corp. (Household Products) .....................   58,000      1,335,602

Mabuchi Motor Co. Ltd. (Electrical
Components & Equipment) ............................   14,000      1,379,488

NTT DoCoMo, Inc. (Wireless
Telecommunication Services) ........................      475      1,169,111

Olympus Optical Co. Ltd. (Health Care Equipment) ...   77,000      1,075,440
Orix Corp. (Consumer Finance) ......................   12,200        984,297
Rohm Co. Ltd. (Semiconductors) .....................    7,000      1,044,837
Shin-Etsu Chemical Co. Ltd. (Specialty Chemicals) ..   33,000      1,417,951
Terumo Corp. (Health Care Equipment) ...............   81,000      1,082,649
Uni-Charm Corp. (Household Products) ...............   40,000      1,501,801

Yamanouchi Pharmaceutical Co. Ltd.
(Pharmaceuticals) ..................................   45,000      1,167,651
                                                                ------------
                                                                  15,044,571
                                                                ------------

LUXEMBOURG--0.7%
Arcelor (Steel)(b) .................................   63,520        901,487

NETHERLANDS--3.9%
Buhrmann NV (Distributors) .........................   58,580        540,366
DSM NV (Specialty Chemicals) .......................   18,235        846,259
IHC Caland NV (Oil & Gas Equipment & Services) .....   15,576        931,456
ING Groep NV (Diversified Financial Services) ......   25,030        642,727

Koninklijke (Royal) Philips Electronics NV (Industrial
Conglomerates) .....................................   42,210      1,178,510

TPG NV (Air Freight & Couriers) ....................   56,010      1,265,097
                                                                ------------
                                                                   5,404,415
                                                                ------------

SINGAPORE--1.1%
Oversea-Chinese Banking Corp. Ltd. (Banks) .........  228,000      1,509,925

SOUTH KOREA--1.9%
Kookmin Bank ADR (Banks) ...........................   52,900      2,600,035

SPAIN--1.0%
Union Fenosa SA (Electric Utilities) ...............   75,373      1,384,589

SWEDEN--2.1%
Assa Abloy AB Class B (Industrial Machinery) .......   69,330        976,938
Skandia Forsakrings AB (Life & Health Insurance) ...  126,970        577,502
Svenska Handelsbanken  AB  Class A (Banks) .........   49,000        749,115

Volvo AB Class B (Construction, Farm Machinery &
Heavy Trucks) ......................................   30,500        632,223
                                                                ------------
                                                                   2,935,778
                                                                ------------


                                                      SHARES       VALUE
                                                     --------   ------------

SWITZERLAND--4.5%
Adecco SA Registered Shares (Employment
Services) ..........................................   16,240   $    964,699

Credit Suisse Group (Banks) ........................   33,040      1,049,048

Nestle SA Registered Shares Class B (Packaged Foods
and Meats) .........................................    5,890      1,373,403

Swiss Re Registered Shares (Property & Casualty
Insurance) .........................................   14,344      1,402,447

UBS AG Registered Shares (Diversified Financial
Services)(b) .......................................   16,200        814,817

Zurich Financial Services AG (Multi-line Insurance)     3,200        646,171
                                                                ------------
                                                                   6,250,585
                                                                ------------

UNITED KINGDOM--8.9%
3i Group plc (Diversified Financial Services) ......   55,600        580,129
BOC Group plc (Specialty Chemicals) ................   35,000        543,649
BP plc (Integrated Oil & Gas) ......................  180,000      1,511,821

BT Group plc (Integrated Telecommunication
Services) ..........................................  258,000        991,052

Carlton Communications plc (Movies &
Entertainment) .....................................  100,000        320,107

Compass Group plc (Food Distributors) ..............   60,000        364,008
FirstGroup plc (Highways & Railtracks) .............  126,000        484,002
GlaxoSmithKline plc (Pharmaceuticals) ..............   63,000      1,361,737
HSBC Holdings plc (Banks) ..........................  135,000      1,552,635

Lloyds TSB Group plc (Diversified Financial
Services) ..........................................   35,000        348,384

mm02 plc (Wireless Telecommunication Services)(b) ..  160,000        102,434

Prudential plc (Life & Health Insurance) ...........   80,000        731,674
Reuters Group plc (Diversified Commercial Services)    70,000        371,325
Royal Bank of Scotland Group plc (Banks) ...........   30,000        850,571

Shell Transport & Trading Co. plc ADR (Integrated
Oil & Gas) .........................................   10,600        477,106

Shire Pharmaceuticals Group plc
(Pharmaceuticals)(b) ...............................   75,000        663,079

Vodafone Group plc (Wireless Telecommunication
Services) ..........................................  750,000      1,028,916
                                                                ------------
                                                                  12,282,629
                                                                ------------
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $81,015,031)                                     74,598,293
----------------------------------------------------------------------------


                        See Notes to Financial Statements                      9

Phoenix-Aberdeen Worldwide Opportunities Fund


                                                      SHARES       VALUE
                                                     --------   ------------
FOREIGN PREFERRED STOCKS--0.9%

SOUTH KOREA--0.9%
Samsung Electronics Co. Ltd. Pfd.
(Semiconductors) ...................................    9,000   $  1,219,491
----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $511,958)                                         1,219,491
----------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS--97.9%
(IDENTIFIED COST $139,598,160)                                   135,279,202
----------------------------------------------------------------------------


                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (Unaudited)        (000)
                                     -----------       ------

SHORT-TERM OBLIGATIONS--2.5%

COMMERCIAL PAPER--2.5%
Special Purpose Accounts Receivable
Cooperative Corp. 2%, 7/1/02 ........     A-1          $3,440      3,440,000

----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,440,000)                                       3,440,000
----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $143,038,160)                                   138,719,202(a)
Other assets and liabilities, net--(0.4)%                           (573,752)
                                                                ------------
NET ASSETS--100.0%                                              $138,145,450
                                                                ============



(a)Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $10,299,752 and gross depreciation of $15,645,561 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $144,065,011.
(b)Non-income producing.

10                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Advertising ........................................     0.4%
Aerospace & Defense ................................     3.1
Air Freight & Couriers .............................     0.9
Aluminum ...........................................     1.2
Apparel Retail .....................................     0.6
Auto Parts & Equipment .............................     1.4
Automobile Manufacturers ...........................     1.8
Banks ..............................................    13.3
Broadcasting & Cable TV ............................     0.6
Casinos & Gaming ...................................     0.2
Construction, Farm Machinery & Heavy Trucks ........     1.6
Consumer Finance ...................................     1.4
Department Stores ..................................     0.3
Distributors .......................................     0.4
Diversified Chemicals ..............................     2.5
Diversified Commercial Services ....................     1.4
Diversified Financial Services .....................     4.9
Diversified Metals & Mining ........................     0.1
Electric Utilities .................................     2.4
Electrical Components & Equipment ..................     2.1
Electronic Equipment & Instruments .................     0.1
Employment Services ................................     0.7
Environmental Services .............................     0.8
Food Distributors ..................................     0.3
Gas Utilities ......................................     0.6
General Merchandise Stores .........................     0.5
Health Care Equipment ..............................     1.6
Health Care Facilities .............................     0.6
Highways & Railtracks ..............................     0.4
Hotels, Resorts & Cruise Lines .....................     2.0
Household Products .................................     4.7
Housewares & Specialties ...........................     0.3


IT Consulting & Services ...........................     0.1%
Industrial Conglomerates ...........................     2.0
Industrial Machinery ...............................     1.5
Insurance Brokers ..................................     0.5
Integrated Oil & Gas ...............................     3.1
Integrated Telecommunication Services ..............     3.1
Leisure Products ...................................     1.3
Life & Health Insurance ............................     1.5
Managed Health Care ................................     1.2
Movies & Entertainment .............................     0.2
Multi-Sector Holdings ..............................     0.6
Multi-line Insurance ...............................     2.2
Oil & Gas Drilling .................................     0.4
Oil & Gas Equipment & Services .....................     1.3
Oil & Gas Exploration & Production .................     0.2
Oil & Gas Refining, Marketing & Transportation .....     0.9
Packaged Foods and Meats ...........................     2.0
Paper Products .....................................     1.5
Pharmaceuticals ....................................     4.9
Property & Casualty Insurance ......................     5.4
Railroads ..........................................     2.2
Semiconductors .....................................     1.7
Specialty Chemicals ................................     2.1
Specialty Stores ...................................     0.6
Steel ..............................................     0.7
Telecommunications Equipment .......................     0.9
Tobacco ............................................     1.8
Trucking ...........................................     0.7
Wireless Telecommunication Services ................     2.2
                                                       -----
                                                       100.0%
                                                       =====


                        See Notes to Financial Statements                     11

Phoenix-Aberdeen Worldwide Opportunities Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2002

ASSETS
Investment securities at value
   (Identified cost $143,038,160)                              $138,719,202
Cash                                                                  2,000
Receivables
   Fund shares sold                                                 445,067
   Investment securities sold                                       391,636
   Dividends and interest                                           274,005
   Tax reclaims                                                     149,103
                                                               ------------
     Total assets                                               139,981,013
                                                               ------------
LIABILITIES
Payables
   Investment securities purchased                                1,141,591
   Fund shares repurchased                                          405,674
   Investment advisory fee                                           85,580
   Transfer agent fee                                                82,120
   Distribution fee                                                  36,591
   Financial agent fee                                               13,413
   Trustees' fee                                                      9,206
Accrued expenses                                                     61,388
                                                               ------------
     Total liabilities                                            1,835,563
                                                               ------------
NET ASSETS                                                     $138,145,450
                                                               ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $165,603,434
Distributions in excess of net investment income                   (106,582)
Accumulated net realized loss                                   (23,048,166)
Net unrealized depreciation                                      (4,303,236)
                                                               ------------
NET ASSETS                                                     $138,145,450
                                                               ============

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $125,215,865)             17,819,096
Net asset value per share                                             $7.03
Offering price per share $7.03/(1-5.75%)                              $7.46

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $9,118,588)                1,410,523
Net asset value and offering price per share                          $6.46

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $3,810,997)                  590,998
Net asset value and offering price per share                          $6.45


                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
Dividends                                                      $  2,988,459
Interest                                                             84,743
Foreign taxes withheld                                             (162,555)
                                                               ------------
     Total investment income                                      2,910,647
                                                               ------------
EXPENSES
Investment advisory fee                                           1,120,893
Distribution fee, Class A                                           336,008
Distribution fee, Class B                                           104,555
Distribution fee, Class C                                            45,936
Financial agent fee                                                 160,081
Transfer agent                                                      418,715
Custodian                                                           109,513
Professional                                                         40,705
Printing                                                             36,669
Registration                                                         33,833
Trustees                                                             25,976
Miscellaneous                                                        13,208
                                                               ------------
     Total expenses                                               2,446,092
                                                               ------------
NET INVESTMENT INCOME                                               464,555
                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                 (16,095,357)
Net realized loss on foreign currency transactions                  (15,608)
Net change in unrealized appreciation (depreciation) on
   investments                                                   (2,153,251)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                16,065
                                                               ------------
NET LOSS ON INVESTMENTS                                         (18,248,151)
                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(17,783,596)
                                                               ============


12                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended      Year Ended
                                                                                                 6/30/02         6/30/01
                                                                                              ------------    -------------
FROM OPERATIONS
   Net investment income (loss)                                                               $    464,555    $      26,986
   Net realized gain (loss)                                                                    (16,110,965)      (5,120,331)
   Net change in unrealized appreciation (depreciation)                                         (2,137,186)     (25,820,360)
                                                                                              ------------    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 (17,783,596)     (30,913,705)
                                                                                              ------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                       --         (394,333)
   Net realized short-term gains, Class A                                                               --      (11,433,731)
   Net realized long-term gains, Class A                                                          (470,600)      (9,066,184)
   Net realized short-term gains, Class B                                                               --       (1,055,291)
   Net realized long-term gains, Class B                                                           (40,124)        (836,879)
   Net realized short-term gains, Class C                                                               --         (481,876)
   Net realized long-term gains, Class C                                                           (18,018)        (340,491)
                                                                                              ------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                      (528,742)     (23,608,785)
                                                                                              ------------    -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (6,854,144 and 15,783,989 shares, respectively)                52,455,824      145,002,923
   Net asset value of shares issued from reinvestment of distributions
      (61,673 and 2,195,626 shares, respectively)                                                  435,410       19,255,639
   Cost of shares repurchased (9,280,500 and 16,467,903 shares, respectively)                  (70,152,624)    (152,613,688)
                                                                                              ------------    -------------
Total                                                                                          (17,261,390)      11,644,874
                                                                                              ------------    -------------
CLASS B
   Proceeds from sales of shares (151,270 and 264,202 shares, respectively)                      1,001,216        2,248,997
   Net asset value of shares issued from reinvestment of distributions
      (5,594 and 203,090 shares, respectively)                                                      36,477        1,657,206
   Cost of shares repurchased (537,680 and 436,302 shares, respectively)                        (3,568,421)      (3,746,878)
                                                                                              ------------    -------------
Total                                                                                           (2,530,728)         159,325
                                                                                              ------------    -------------
CLASS C
   Proceeds from sales of shares (113,768 and 195,502 shares, respectively)                        751,013        1,722,399
   Net asset value of shares issued from reinvestment of distributions
      (2,287 and 78,717 shares, respectively)                                                       14,892          640,756
   Cost of shares repurchased (301,594 and 180,622 shares, respectively)                        (2,006,794)      (1,532,170)
                                                                                              ------------    -------------
Total                                                                                           (1,240,889)         830,985
                                                                                              ------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   (21,033,007)      12,635,184
                                                                                              ------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       (39,345,345)     (41,887,306)

NET ASSETS
   Beginning of period                                                                         177,490,795      219,378,101
                                                                                              ------------    -------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
     ($106,582) AND ($953,706), RESPECTIVELY]                                                 $138,145,450    $ 177,490,795
                                                                                              ============    =============


                        See Notes to Financial Statements                     13

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                               ---------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                               ---------------------------------------------------------
                                                                     2002        2001       2000       1999        1998
Net asset value, beginning of period                                $ 7.87      $10.46     $10.93     $12.40      $10.75
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                       0.03(1)     0.01(1)   (0.01)(1)   0.01(1)     0.02
   Net realized and unrealized gain (loss)                           (0.84)      (1.44)      1.08       0.90        2.97
                                                                    ------      ------     ------     ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                (0.81)      (1.43)      1.07       0.91        2.99
                                                                    ------      ------     ------     ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                 --       (0.02)        --         --       (0.14)
   Distributions from net realized gains                             (0.03)      (1.14)     (1.54)     (2.38)      (1.20)
                                                                    ------      ------     ------     ------      ------
     TOTAL DISTRIBUTIONS                                             (0.03)      (1.16)     (1.54)     (2.38)      (1.34)
                                                                    ------      ------     ------     ------      ------
Change in net asset value                                            (0.84)      (2.59)     (0.47)     (1.47)       1.65
                                                                    ------      ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD                                      $ 7.03      $ 7.87     $10.46     $10.93      $12.40
                                                                    ======      ======     ======     ======      ======
Total return(2)                                                     (10.35)%    (14.81)%    11.49 %     8.90%      31.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $125,216    $158,775   $195,357   $192,619    $183,188

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 1.56 %      1.54 %     1.56 %     1.45%       1.42%
   Net investment income (loss)                                       0.39 %      0.10 %    (0.06)%     0.07%       0.21%
Portfolio turnover                                                      99 %       168 %      112 %      166%        156%


                                                                                        CLASS B
                                                               ---------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                               ---------------------------------------------------------
                                                                     2002        2001       2000       1999        1998
Net asset value, beginning of period                                $ 7.29      $ 9.84     $10.44     $12.04      $10.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                      (0.03)(1)   (0.06)(1)  (0.08)(1)  (0.07)(1)   (0.06)
   Net realized and unrealized gain (loss)                           (0.77)      (1.35)      1.02       0.85        2.90
                                                                    ------      ------     ------     ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                (0.80)      (1.41)      0.94       0.78        2.84
                                                                    ------      ------     ------     ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                 --          --         --         --       (0.13)
   Distributions from net realized gains                             (0.03)      (1.14)     (1.54)     (2.38)      (1.20)
                                                                    ------      ------     ------     ------      ------
     TOTAL DISTRIBUTIONS                                             (0.03)      (1.14)     (1.54)     (2.38)      (1.33)
                                                                    ------      ------     ------     ------      ------
Change in net asset value                                            (0.83)      (2.55)     (0.60)     (1.60)       1.51
                                                                    ------      ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD                                      $ 6.46      $ 7.29     $ 9.84     $10.44      $12.04
                                                                    ======      ======     ======     ======      ======
Total return(2)                                                     (10.90)%    (15.58)%    10.71 %     7.99 %     30.61 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $9,119     $13,066    $17,317    $12,351     $10,855

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 2.31 %      2.29 %     2.31 %     2.21 %      2.17 %
   Net investment income (loss)                                      (0.38)%     (0.66)%    (0.80)%    (0.65)%     (0.54)%
Portfolio turnover                                                      99 %       168 %      112 %      166 %       156 %


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.


14                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  CLASS C
                                                               -------------------------------------------------
                                                                                                        FROM
                                                                       YEAR ENDED JUNE 30             INCEPTION
                                                               ----------------------------------    12/16/98 TO
                                                                     2002        2001       2000       6/30/99
Net asset value, beginning of period                                $ 7.28      $ 9.82     $10.42       $11.62
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                      (0.03)(1)   (0.06)(1)  (0.07)(1)       --(1)
   Net realized and unrealized gain (loss)                           (0.77)      (1.34)      1.01         1.18
                                                                    ------      ------     ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                                (0.80)      (1.40)      0.94         1.18
                                                                    ------      ------     ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                             (0.03)      (1.14)     (1.54)       (2.38)
                                                                    ------      ------     ------       ------
     TOTAL DISTRIBUTIONS                                             (0.03)      (1.14)     (1.54)       (2.38)
                                                                    ------      ------     ------       ------
Change in net asset value                                            (0.83)      (2.54)     (0.60)       (1.20)
                                                                    ------      ------     ------       ------
NET ASSET VALUE, END OF PERIOD                                      $ 6.45      $ 7.28     $ 9.82       $10.42
                                                                    ======      ======     ======       ======
Total return(2)                                                     (11.06)%    (15.50)%    10.71 %      11.68%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $3,811      $5,650     $6,704         $838

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 2.31 %      2.29 %     2.31 %       2.28%(4)
   Net investment income (loss)                                      (0.39)%     (0.65)%    (0.74)%       0.04%(4)
Portfolio turnover                                                      99 %       168 %      112 %        166%(3)


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Not Annualized.
(4) Annualized.


                        See Notes to Financial Statements                     15

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") is organized as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. INCOME TAXES:
   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.



D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:
   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At June 30, 2002, the Fund had no forward currency contracts.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (CONTINUED)

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion, 0.70% between $1 billion and $2 billion, and 0.65% in excess of $2 billion.
   Aberdeen Fund Managers, Inc, ("Aberdeen"), is the subadviser to the Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC, of which PNX owns approximately 20%. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $4,342 for Class A shares and deferred sales charges of $25,875 for Class B shares and $4,044 for Class C shares for the year ended June 30, 2002. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 2002, $202,705 was retained by the Distributor, $271,431 was paid to unaffiliated participants and $12,363 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.
   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended June 30, 2002, financial agent fees were $160,081, of which PEPCO received $37,653. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.
   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 2002, transfer agent fees were $418,715, of which PEPCO retained $157,499.
   For the year ended June 30, 2002, the Fund paid PXP Securities Corp., an indirect wholly-owned subsidiary of PNX, brokerage commissions of $25,784 in connection with portfolio transactions effected by it.


   At June 30, 2002, Phoenix Life Insurance Company and its affiliates held 319 Class A shares and 14,410 Class C shares of the Fund with a combined value of $95,188.

3. PURCHASE AND SALE OF SECURITIES
   Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 aggregated $145,644,949 and $162,910,108 respectively. There were no purchases or sales of long-term U.S. Government securities.

4. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION
   The Fund has $15,835,995 capital loss carryovers expiring in 2010, which may be used to offset future capital gains.
   Under the current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2002, the Fund deferred and utilized post-October losses as follows:

                                    Deferred            Utilized
                                   ----------          ----------
   Post-October capital losses     $6,257,057          $6,252,706
   Post-October currency losses        16,920              11,710

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.
   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (CONTINUED)

6. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The Fund recorded permanent reclassifications which arose primarily from nondeductible current year net operating losses and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Fund. As of June 30, 2002, the Fund decreased distributions in excess of net investment income by $382,569, decreased accumulated net realized loss by $15,074 and decreased paid in capital by $397,643.


   This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Worldwide Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS


To the Board of Trustees and Shareholders of Phoenix-Aberdeen Worldwide Opportunities Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/ PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
August 8, 2002

FUND MANAGEMENT

     Information pertaining to the Trustees and officers(1) of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                               PORTFOLIOS IN FUND
                                                    COMPLEX                        PRINCIPAL OCCUPATION(S)
     NAME, (AGE), AND           LENGTH OF         OVERSEEN BY                      DURING PAST 5 YEARS AND
          ADDRESS              TIME SERVED          TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Robert Chesek (67)          Served since            31           Currently retired.
                              1993.
------------------------------------------------------------------------------------------------------------------------------------
  E. Virgil Conway (72)       Served since            33           Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
  Rittenhouse Advisors, LLC   1988.                                Trustee/Director, Consolidated Edison Company of New York, Inc.
  101 Park Avenue                                                  (1970-present), Pace University (1978-present), Urstadt Biddle
  New York, NY 10178                                               Property Corp. (1989-present), Greater New York Councils, Boy
                                                                   Scouts of America (1985-present), Union Pacific Corp. (1978-
                                                                   present), BlackRock Freddie Mac Mortgage Securities Fund
                                                                   (Advisory Director) (1990-present), Centennial Insurance Company
                                                                   (1974-present), Josiah Macy, Jr., Foundation (1975-present), The
                                                                   Harlem Youth Development Foundation (1998-present), Accuhealth
                                                                   (1994-present), Trism, Inc. (1994-present), Realty Foundation of
                                                                   New York (1972-present), New York Housing Partnership Development
                                                                   Corp. (Chairman) (1981-present) and Academy of Political Science
                                                                   (Vice Chairman) (1985 to present). Chairman, Metropolitan
                                                                   Transportation Authority (1992-2001). Director, Atlantic Mutual
                                                                   Insurance Company (1974-2002).
------------------------------------------------------------------------------------------------------------------------------------
  Harry Dalzell-Payne (72)    Served since            33           Currently retired.
  The Flat, Elmore Court      1988.
  Elmore, GL05, GL2 3NT U.K.
------------------------------------------------------------------------------------------------------------------------------------
  Francis E. Jeffries (71)    Served since            34           Director, The Empire District Electric Company (1984-present).
  8477 Bay Colony Dr. #902    1995.                                Director (1989-1997), Chairman of the Board (1993-1997),Phoenix
  Naples, FL 34108                                                 Investment Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr. (62)       Served since            31           Partner, Stonington Partners, Inc. (private equity fund) since
  Stonington Partners, Inc.   1993.                                2001. Chairman (1995 to 2000) and Chief Executive Officer (1995-
  736 Market Street, Ste. 1430                                     1998), Carson Products Company (cosmetics).  Director/Trustee,
  Chattanooga, TN 37402                                            Evergreen Funds (6 portfolios).
------------------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara (50)  Served since            31           Managing Director, U.S. Trust Company of New York ( private bank)
  United States Trust         2001.                                (1982-present).
  Company of NY
  114 West 47th Street
  New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
  Everett L. Morris (73)      Served since            33           Vice President, W.H. Reaves and Company (investment management)
  W.H. Reaves and Company     1995.                                (1993-present).
  10 Exchange Place
  Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                               PORTFOLIOS IN FUND
                                                    COMPLEX                        PRINCIPAL OCCUPATION(S)
     NAME, (AGE), AND           LENGTH OF         OVERSEEN BY                      DURING PAST 5 YEARS AND
          ADDRESS              TIME SERVED          TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  James M. Oates (55)         Served since            31           Chairman, IBEX Capital Markets Inc. (financial services)
  IBEX Capital Markets, Inc., 1993.                                (1997-present). Managing Director, Wydown Group (consulting firm)
  60 State Street, Ste. 950                                        (1994-present). Director, Investors Financial Service Corporation
  Boston, MA 02109                                                 (1995-present), Investors Bank & Trust Corporation (1995-
                                                                   present), Plymouth Rubber Co. (1995-present), Stifel Financial
                                                                   (1996-present), Connecticut River Bancorp (1998-present),
                                                                   Connecticut River Bank (1998-present, 1Mind, Inc. (1999-present)
                                                                   and 1Mind.com (2000-present). Director and Treasurer, Endowment for Health, Inc. (2000-present). Chairman, Emerson Investment
                                                                   Management, Inc. (2000-present). Member, Chief Executives
                                                                   Organization (1996-present). Vice Chairman, Massachusetts Housing
                                                                   Partnership (1998-1999). Director, Blue Cross and Blue Shield of
                                                                   New Hampshire (1994-1999), AIB Govett Funds (1991-2000) and
                                                                   Command Systems, Inc. (1998-2000). Director, Phoenix Investment
                                                                   Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
  Herbert Roth, Jr. (73)      Served since            31           Currently retired. Member, Directors Advisory Council, Phoenix
  134 Lake Street             1993.                                Life Insurance Company (1998-present). Director, Boston Edison
  Sherbom, MA 01770                                                Company (1978-present), Landauer, Inc. (medical services)
                                                                   (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                                   (1987-present), and Mark IV Industries (diversified manufacturer)
                                                                   (1985-present). Director, Phoenix Home Life Mutual Insurance
                                                                   Company (1972-1998).
------------------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson (55)    Served since            31           Managing Director, Northway Management Company (1998-present).
  Northway Management Company 1988.                                Managing Director, Mullin Associates (1993-1998).
  164 Mason Street
  Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
  Lowell P. Weicker, Jr. (70) Served since            31           Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
  200 Duke Street             1995.                                Compuware (1996-present) and WWF, Inc. (2000-present). President,
  Alexandria, VA 22314                                             The Trust for America's Health (non-profit) (2001-present).
                                                                   Director, Duty Free International, Inc. (1997-1998).
------------------------------------------------------------------------------------------------------------------------------------


                                                         INTERESTED TRUSTEES
The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of
1940, as amended, and the rules and regulations thereunder.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                               PORTFOLIOS IN FUND
  NAME, (AGE), ADDRESS                              COMPLEX                        PRINCIPAL OCCUPATION(S)
  AND POSITION(S) WITH          LENGTH OF         OVERSEEN BY                      DURING PAST 5 YEARS AND
          TRUST                TIME SERVED          TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  *Philip R. McLoughlin (55)  Served since            44           Chairman (1997-present), Director (1995-present), Vice Chairman
  Chairman and President      1996.                                (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                                   Investment Partners, Ltd. Director, Executive Vice President and
                                                                   Chief Investment Officer, The Phoenix Companies, Inc. (2001-
                                                                   present). Director (1994-present) and Executive Vice President,
                                                                   Investments (1988-present), Phoenix Life Insurance Company.
                                                                   Director (1983-present) and Chairman (1995-present), Phoenix
                                                                   Investment Counsel, Inc. Director (1984-present) and President
                                                                   (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                                   Chief Executive Officer, Phoenix/Zweig Advisers LLC (1999-
                                                                   present). Director, PXRE Corporation (Delaware) (1985-present),
                                                                   World Trust Fund (1991-present). Director and President, Phoenix
                                                                   Investment Management Company (2001-present). Director and
                                                                   Executive Vice President, Phoenix Life and Annuity Company
                                                                   (1996-present). Director and Executive Vice President, PHL
                                                                   Variable Insurance Company (1995-present). Director, Phoenix
                                                                   National Trust Company (1996-present). Director and Vice
                                                                   President, PM Holdings, Inc. (1985-present). Director, PHL
                                                                   Associates, Inc. (1995-present). Director (1992-present) and
                                                                   President (1992-1994), WS Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Phoenix
  Investment Partners, Ltd. and its affiliates.

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                POSITION(S) HELD WITH
     NAME, (AGE), AND           TRUST AND LENGTH OF                                PRINCIPAL OCCUPATION(S)
          ADDRESS                   TIME SERVED                                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Michael E. Haylon (44)      Executive Vice                 Director and Executive Vice President; Investments, Phoenix Investment
                              President since 1995.          Partners, Ltd. (1995-present). Director (1994-present), President
                                                             (1995-present), Phoenix Investment Counsel, Inc. Director, Phoenix
                                                             Equity Planning Corporation (1995-present). Executive Vice President,
                                                             Phoenix Fund Complex (1993-present).
------------------------------------------------------------------------------------------------------------------------------------
  William R. Moyer (57)       Executive Vice                 Executive Vice President and Chief Financial Officer (1999-present),
                              President since 1993.          Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                             Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                             President, Finance (1990-present), Chief Financial Officer (1996-
                                                             present), and Treasurer (1998-present), Phoenix Equity Planning
                                                             Corporation. Director (1998-present), Senior Vice President (1990-
                                                             present), Chief Financial Officer (1996-present) and Treasurer (1994-
                                                             present), Phoenix Investment Counsel, Inc. Senior Vice President and
                                                             Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                             (1996-present). Vice President, Phoenix Fund Complex (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  John F. Sharry (51)         Executive Vice                 President, Private Client Group (1999-present), Executive Vice
                              President since 1998.          President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                             Ltd. President, Private Client Group, Phoenix Equity Planning
                                                             Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                             Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
  Christian C. Bertelsen (57) Senior Vice President          Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
                              since 1999.                    (1997-present). Senior Vice President and Chief Investment Officer,
                                                             Zurich Kemper (1996-1997). Vice President and Portfolio Manager, Zurich
                                                             Kemper Small Cap Fund and Zurich Kemper Contrarian Fund (1996-1997).
                                                             Senior Vice President, Eagle Asset Management (1993-1996).
------------------------------------------------------------------------------------------------------------------------------------
  Stephen Docherty (32)       Senior Vice President          Portfolio Manager (2000-present), Performance Analyst (1994-1998),
  Aberdeen Asset Managers     since 2001.                    Aberdeen Asset Managers Ltd.. Portfolio Manager, Aberdeen Fund Managers
  Ltd.                                                       Inc. (1998-2000).
  123 St. Vincent Street
  Glasgow, Scotland, G5 5EA
------------------------------------------------------------------------------------------------------------------------------------
  Bev Hendry (48)             Senior Vice President          Chief Executive Officer, Aberdeen Fund Managers, Inc. (1995-present).
  Aberdeen Fund Managers Inc. since 2001.                    Director, Aberdeen Asset Management, PLC (1991-present).
  300 S.E. 2nd Street,
  Suite 820
  Fort Lauderdale, FL 33301
------------------------------------------------------------------------------------------------------------------------------------
  Robert S. Driessen (54)     Vice President since           Vice President and Compliance Officer, Phoenix Investment Partners,
                              1999.                          Ltd. (1999-present) and Phoenix Investment Counsel, Inc. (1999-
                                                             present). Vice President, Phoenix Fund Complex (1999-present).
                                                             Compliance Officer (2000-present) and Associate Compliance Officer
                                                             (1999), PXP Securities Corp. Vice President, Risk Management Liaison,
                                                             Bank of America (1996-1999). Vice President, Securities Compliance,
                                                             The Prudential Insurance Company of America (1993-1996). Branch
                                                             Chief/Financial Analyst, Securities and Exchange Commission, Division
                                                             of Investment Management (1972-1993).
------------------------------------------------------------------------------------------------------------------------------------

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                POSITION(S) HELD WITH
     NAME, (AGE), AND           TRUST AND LENGTH OF                                PRINCIPAL OCCUPATION(S)
          ADDRESS                   TIME SERVED                                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss (49)       Treasurer since 1996.          Vice President, Fund Accounting (1994-present) and Treasurer (1996-
                                                             present), Phoenix Equity Planning Corporation. Treasurer, Phoenix Fund
                                                             Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard J. Wirth (43)       Secretary since 2002.          Vice President and Insurance and Investment Products Counsel (2002-
  One American Row                                           present), Counsel (1993-2002), Phoenix Life Insurance Company.
  Hartford, CT 06102
------------------------------------------------------------------------------------------------------------------------------------


  (1)The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Christian C. Bertelsen, Senior Vice President
Stephen Docherty, Senior Vice President
Beverly Hendry, Senior Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
Richard J.Wirth, Secretary


---------------------------------------------------
  IMPORTANT NOTICE TO SHAREHOLDERS
  The Securities and Exchange Commission has
  modified mailing regulations for semiannual and
  annual shareholder fund reports to allow mutual
  fund companies to send a single copy of these
  reports to shareholders who share the same
  mailing address. If you would like additional
  copies, please call Mutual Fund Services at
  1-800-243-1574.
---------------------------------------------------


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
Brown Brothers Harriman &Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                         WWW.PHOENIXINVESTMENTS.COM


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                                    PRESORTED
                                    STANDARD
                                  U.S. POSTAGE
                                      PAID
                                 Louisville, KY
                                 Permit No. 1051
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PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

[GRAPHIC OMITTED]
PHOENIX
INVESTMENT PARTNERS, LTD.

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.

E-Delivery of Fund Communications Coming Soon!
Soon you can elect to receive notification via email when your quarterly account statements and fund materials, like prospectuses and annual reports, are available on our Web site. By electing this service, we will discontinue the paper mailings. If you would like us to notify you as soon as this service is available, please call us at 1-800-243-1574 or send us an email from WWW.PHOENIXINVESTMENTS.COM.


PXP 758 (8/02)